UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 20, 2008

NATIONAL PATENT DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

10 East 40th Street, Suite 3110, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

(646) 742−1600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01           Other Events.

On August 20, 2008, National Patent Development Corporation issued a press release announcing that it has extended its previously announced tender offer, through its wholly-owned subsidiary, NPDV Acquisition Corp., for all outstanding shares of common stock of Five Star Products, Inc. until 12:00 Midnight, New York City time, on Tuesday, August 26, 2008.  The tender offer was previously set to expire at 12:00 Midnight, New York City time, on Thursday, August 21, 2008.

A copy of the press release is set forth as Exhibit 99 hereto.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Title

99	Press release of National Patent Development Corporation, dated August 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PATENT DEVELOPMENT CORPORATION

Date: August 20, 2008	By:	/s/ IRA J. SOBOTKO
Name: Ira J. Sobotko
Title: Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99	Press release of National Patent Development Corporation, dated August 20, 2008